Exhibit 10.1
SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND OF THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT WITH THREE ASTERISKS [***].
FIRST AMENDMENT TO DATA LICENSE AGREEMENT
This First Amendment to Data License Agreement (this “Amendment”) is entered into as of the date of last signature below (the “Amendment Effective Date”) by and between Charter Communications Operating, LLC, a Delaware limited liability company, on behalf of itself and its Affiliates (“Charter”), and comScore, Inc., a Delaware corporation, on behalf of itself and its Affiliates (“Comscore”).
    WHEREAS, Charter and Comscore entered into that certain Data License Agreement dated as of March 10, 2021 (the “Agreement”); and
    WHEREAS, Charter and Comscore desire to amend the Agreement in accordance with the terms and conditions contained herein.
    NOW THEREFORE, in consideration of the mutual promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.Capitalized Terms. Capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to them in the Agreement.
2.Respondent Level Feed.
a.Notwithstanding anything to the contrary in the Agreement, as of the Amendment Effective Date, Charter hereby grants to Comscore a non-exclusive, nontransferable, revocable, limited right and license to disclose Processed Charter Data [***] as specified in the attached Exhibit A (“Respondent Level Feed”) to [***], the “Approved Partners”), subject to Sections 3 and 4 below, respectively, and subject to the other requirements herein. [***]
b.[***]
c.Comscore shall, under a written agreement with each of the Approved Partners, require the following and shall promptly notify Charter upon becoming aware of any material breach of the following:
i.The Approved Partner shall not attach or attempt to match any PII to any Synthetic ID,
ii.The Approved Partner shall not and shall not attempt to re-identify, or reverse engineer the identity of, any Charter subscriber household or any individual within a Charter subscriber household using the Respondent Level Feed or any portion or derivative thereof, and shall prohibit its customers from doing any of the foregoing,
iii.The Approved Partner shall not use the Respondent Level Feed for any purpose other than the applicable use case described in Sections 3 and 4 below.
iv.All data analytics shall be performed on an aggregated and de-identified basis, where the identity of individual subscribers and the identity of Charter as the source for such data cannot be determined or derived from the information contained in such reports, and
v.The Approved Partner’s use of the data shall at all times comply with applicable laws, including applicable privacy laws.

Exhibit 10.1
3.[***]
4.[***]
5.Notices. Charter’s addresses for notice under Section 12.09 of the Agreement are hereby replaced with the following:
If to Charter:    Charter Communications Operating, LLC
1633 Broadway, 39th Floor
New York, NY 10019
Attn: David Kline, EVP & President – Spectrum Reach

With copies to:
Charter Communications, Inc.
400 Washington Blvd
Stamford, CT 06902
Attn: Benjamin Shin, VP, Associate General Counsel

For requests for Charter approval where the Agreement permits e-mail approval:
[***]
6.Integration; Conflicts. This Amendment and the Agreement sets forth the entire understanding of the parties as to the subject matter hereof and thereof. Except as modified by this Amendment, all terms and conditions of the Agreement will remain unchanged and in full force and effect. In the event of a conflict between any term or condition set forth in this Amendment and the Agreement, the terms and conditions of this Amendment shall govern and prevail.
7.Counterparts. This Amendment may be signed in counterparts, each of which will be deemed an original and both of which together will constitute one and the same document. A facsimile or electronically scanned signature shall have the same force and affect as an original signature.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers as of the Amendment Effective Date.

Charter Communications Operating, LLC
By: Charter Communications, Inc., its manager

By:    _/s/ David Kline_______________________
    David Kline
    EVP & President - Spectrum Reach

Date:    __Mar 30, 2022________________________
comScore, Inc. By: __/s/ Jon Carpenter___________________ Jon Carpenter Chief Financial Officer Date: ___Mar 30, 2022____________________
Omitted Schedule
Exhibit A – Household Level Respondent Data Fields
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